UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   1-13754                 04-3263626
   ------------------------    ------------------------   --------------------
  (State or other jurisdic-    (Commission File Number)    (I.R.S. Employer
   tion of incorporation)                                   Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (508) 855-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
       240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17CFR 240.13e-4(c))



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Item 7.01  Regulation FD Disclosure.

The following information is being furnished under Item 7.01 - Regulation FD Disclosures. Such information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

On October 31, 2005, Allmerica Financial Corporation issued a press release announcing that, effective December 1, 2005, it will change its name to "The Hanover Insurance Group, Inc". The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.







Item 9.01  Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

The following exhibit is furnished herewith.

Exhibit 99.1 Press Release, dated October 31, 2005, Allmerica Financial Corporation announced that, effective December 1, 2005, it will change its name to "The Hanover Insurance Group, Inc.".

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Allmerica Financial Corporation
                                       -------------------------------
                                       (Registrant)


Date: October 31, 2005            By:  /s/ Edward J. Parry III
                                       -----------------------
                                       Edward J. Parry III
                                       Chief Financial Officer,
                                       Executive Vice President,
                                       Principal Accounting Officer and Director



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